EXHIBIT 10.6

                        PRIVATE-LABEL WEB SITE AGREEMENT

         Agreement made this 2 day of February, 2000, between DEARBORN FINANCIAL PUBLISHING, INC. ("Dearborn") and ISUCCEED.COM, INC. ("iSucceed").

         WHEREAS, Dearborn maintains an internet site (the "Dearborn Site") which provides authorized users on-line access to the real estate continuing education courses listed on Exhibit A hereto (the "Courses");

         WHEREAS, iSucceed desires to augment its real estate agent web site with Dearborn's continuing education content and service offerings, and Dearborn desires to create and maintain on its server on a private-label basis the Branded Site (as defined below), to enable iSucceed's end users to access Dearborn's content and service offerings under iSucceed's brand;

         NOW, THEREFORE, for value received, the parties hereto agree as follows:

         1. Definitions.

         a. "Branded Site" means a Web site that is designed, developed and maintained by Dearborn on its servers at a URL designated by Dearborn that conforms to the specifications set forth in this Agreement including Exhibit B.

         b. "Link(s)" means one or more hyperlinks established from within the iSucceed Site (and/or from within email) that enables an end user of the iSucceed Site to access the Branded Site.

         c. "ISucceed Logos" means the iSucceed name and logo(s), including all artwork, graphics, icons and other content provided by iSucceed to Dearborn for use in connection with the Branded Site.

         d. "ISucceed Site" means the proprietary Web site owned or controlled by iSucceed presently located at the URL wwwisucceed.com, and any successor, replacement or supplementary Web sites, other than the Branded Site, owned or controlled, in whole or in part, by iSucceed that are branded with the iSucceed name or use the iSucceed domain.

         e. "Dearborn Licensed Content" means all Dearborn continuing education courses in the field of real estate but not in insurance, securities or other fields approved for distance learning over the internet for continuing education credit by state regulatory bodies (CE Courses). All CE Courses Dearborn maintains on Web sites owned by Dearborn and any CE Courses which Dearborn develops in the future.

         f. "Dearborn Logos" means the Dearborn and REcampus names and logo(s), including all artwork, graphics, icons and other branding material owned or controlled by Dearborn and used on the Dearborn Site.

         g. "Dearborn Site" means the proprietary Web site owned or controlled by Dearborn presently located at the URL www.recampus.com, and any successor, web sites.

         h. "Launch Date" means the date that the Branded Site is released to the iSucceed members and customers.

         i. Proprietary Real Estate Schools means real estate schools owned by or customers of Dearborn, it's affiliates or their customers offering real estate related courses.

         j. "Paying Member" means any customer who enrolls as a member at the iSucceed.com Web site and pays a monthly membership fee. If no monthly membership fee is paid by the customer due to an iSucceed promotion (i.e., 30 days free), then such member shall become a Paying Member on the 3lst day after initial enrollment.

         k. "Founders Circle" means faculty members of iSucceed who have access to the iSucceed site.

         2. Service Delivery.
            -----------------

         a. Subject to the terms and conditions of this Agreement, Dearborn hereby grants iSucceed a non-transferable license to permit iSucceed's members who are authorized to access the iSucceed Site to access the Branded Site to utilize Dearborn's Licensed Content on-line during the term of this Agreement. This license is solely for on-line use. In no event is iSucceed or any person accessing the Dearborn Site authorized to download the Courses or other content from the Dearborn Site or otherwise copy, reproduce, resell, relicense or use the Courses or other content.

         b. Dearborn agrees that during the term of this Agreement, and provided iSucceed is not in default hereunder, Dearborn will not grant to any other party any right to use Dearborn's real estate on-line Continuing Education Courses on the internet or any other on-line use except as listed in 2c below.

         c. Section 2b shall not restrict Dearborn from granting any rights in Dearborn's Licensed Content or providing online Continuing Education Course Services to any four-year colleges and universities; two-year colleges and universities; proprietary real estate schools; state and local real estate boards and associations; or regional/local brokerage firms located in states in which Dearborn or it's affiliates currently own or may own in the future, proprietary real estate schools; or the National Association of Realtors using ala carte pricing.

         3. Registration and Taking Courses.
            --------------------------------

                  iSucceed's members who register for and take Courses shall do so through the Branded Site, in accordance with Dearborn's policies and procedures set forth on the Branded Site.

         4. Service Delivery Fee.
            ---------------------

         a. ISucceed agrees to pay Dearborn a monthly license fee in the amount of the greater of (i) $2.50 per member for all members who reside in the United States ($5.00 per member referred by Dearborn), calculated on the number of Paying Members as of the last day of the month, or (ii) the guaranteed minimum license fees described in subsections (c), (d) and (e) below. The monthly license fee shall be determined based on iSucceed's total membership, regardless of the number of such members, if any, who take any of the Dearborn Licensed Content Courses in any month. If any member who takes a Dearborn Licensed Content Course does not become a paying member or ceases to be an iSucceed member within six months from his or her initial membership date, iSucceed will pay Dearborn a withdrawal fee in the amount of $20.00 for such member. Dearborn will receive $2.50 per month on all "Founders Circle" members.

         b. If at the end of six months from the start up date (estimated April 1st) Dearborn does not get state approval for any states listed on Exhibit A, Dearborn agrees to waive payment for members who are residents of those states where it does not gain approval. Payments will again be paid when approval is gained in those states.

         c. The guaranteed minimum license fees shall begin on the Measurement Date, which is the later of the Launch Date of the Branded Site or upon which the Dearborn Licensed Content contained in the Branded Site is approved for distance learning by at least 18 states.

                                    Month 1               $ 3,750
                                    Month 2                 7,500
                                    Month 3                11,250
                                    Month 4                15,000
                                    Month 5                18,750
                                    Month 6                22,500
                                    Month 7                26,250
                                    Month 8                30,000
                                    Month 9                33,750
                                   Month 10                37,500
                                   Month 11                41,250
                                   Month 12                45,000

         d. The guaranteed minimum license fees for months 13-24 after Measurement Date are $45,000 per month.

         e. The guaranteed minimum license fees for months 25-36 after Measurement Date are $56,250 per month.

         f. The minimum license fee for any month shall be waived if the cumulative license fees payable (and actually paid) for the period from the Measurement Date through such month pursuant to subsection 4(a)(i) exceed the cumulative minimum license fees payable through such month pursuant to subsection 4(a)(ii) above.

         g. Members referred by Dearborn shall mean persons who become paying members as a result of Dearborn's marketing activities, such as referrals, promotions, and marketing campaigns.

         h. Within thirty (30) days after the end of each month, iSucceed shall deliver to Dearborn its report of new members and members for such month, in reasonable detail, accompanied by payment of the fee payable for such month.

         i. Dearborn shall have the right to examine the relevant books and financial records of iSucceed from time to time, with reasonable notice during normal business hours, to determine the accuracy of the reports and payments. Such examination shall be at the expense of Dearborn, un1ess such examination reveals an underpayment of five percent (5%) or more in any year, in which case iSucceed shall pay Dearborn the expense of the examination, upon invoice from Dearborn.

         5. Ownership of iSucceed Data.
            ---------------------------

                  Any individual user data previously owned by either party shall remain the property of such party. No rights or interests of any nature in or to such data are transferred or granted hereunder, except as specifically provided herein. Any information gathered by or submitted to Dearborn regarding end users of tile Branded Site ("iSucceed Data") shall be owned exclusively by iSucceed, and Dearborn hereby transfers and assigns all right, title and interest therein to iSucceed, including without limitation all intellectual property rights therein. Dearborn shall maintain the iSucceed Data in confidence and shall not use the iSucceed Data for any purpose other than fulfilling its obligations under this Agreement, nor disclose the iSucceed Data without the prior written consent of iSucceed. Upon request from iSucceed from time to time, Dearborn shall promptly deliver the iSucceed Data to iSucceed in a format reasonably requested by iSucceed. Notwithstanding the foregoing, with respect to any end user data that Dearborn can demonstrate was separately gathered by or submitted to Dearborn from end users accessing the Dearborn Site, any such data shall not be subject to the foregoing restrictions.

         6. Maintenance and Support of Branded Site.
            ----------------------------------------

         a. Dearborn will be solely responsible for maintaining all end user support functions related to Dearborn's Licensed Content at its expense related to the Branded Site, including without limitation, responses to end user inquiries and fulfillment. Dearborn agrees to provide a high level of end user support to iSucceed's end users, in at least the same level of support standard as it maintains the Dearborn Site, but in no event less than 48 hour response time to customer inquiries.

         7. Term.
            -----

         a. The initial term of this Agreement shall commence on the Launch Date of Branded Site (anticipated to be April 1, 2000) and end three (3) years thereafter; subject to early termination pursuant to subsection 7 (c) and Section 15 below; and provided the parties hereto may extend such term by written agreement.

         b. This Agreement shall be automatically extended for successive periods of twelve (12) months each following the initial term and each renewal term. Either party to this Agreement may give written notice not to extend the Agreement prior to six (6) months of the end of the term, subject to early termination pursuant to subsection 7(c) and section 15.

         c. Notwithstanding the foregoing, Dearborn shall have the right to terminate the exclusivity provisions of Section 2(b) of this Agreement if, at the end of month 12 iSucceed has not generated fees paid to Dearborn in excess of one hundred and ten percent (110%) of the cumulative minimum guarantee as listed in chart (4c) for months 1-12 ($292,500 x 110% = $321,750), or if at the end of month 24, iSucceed has not generated fees paid to Dearborn in excess of one hundred ten percent (110%) of the cumulative minimum guarantee of months 13-24 ($540,000 x 110% = $594,000). Such notice shall be given to iSucceed within thirty (30) days of the end of month l2 and 24 as per Section 16 of this Agreement.

         d. Prior to the end of the 30th month of this agreement, Dearborn and iSucceed agree to review the license fee and monthly guaranteed minimum license fee as stipulated in Section 4 and negotiate changes in such fees based on usage and market conditions, with such changes effective on the first day of the 31st month of this Agreement. If agreement is not reached between the parties, then the fees set forth in Section 4 shall remain in effect and either party can cancel this Agreement as of the end of the initial 36 month term with six months prior notice as per Section 16 of this Agreement.

         8. Representations and Warranties; Indemnity.
            ------------------------------------------

                  Each party represents and warrants to the other that: (i) it has the full power and authority to enter into this Agreement and to grant the rights granted herein; (ii) it is the sole owner or is a valid licensee of its respective Web site and all content contained therein or licensed by such party hereunder, and has secured all necessary licenses, consents and authorizations with respect to the use of such content including any hypertext links and all elements thereof to the full extent contemplated herein; (iii) no part of its Web site content or other content licensed hereunder violates or infringes upon the patent rights, copyrights, trade secrets, trademarks or other intellectual property rights or other rights of any person or entity or constitutes defamation, invasion of privacy, or the violation of any right of publicity or other rights of any person or entity; (iv) all data supplied by such party is accurate in all material respects, and all inaccuracies will be promptly corrected; and
                  (v) it has complied and shall continue to comply with all applicable legislation, rules and regulations regarding the Web site content or sales transactions conducted via the Web site. All representations of iSucceed hereunder shall apply to the iSucceed Site and iSucceed Logos. All representations of Dearborn hereunder shall apply to the Dearborn Site, the Branded Site, all Enhancements, all Co-Branded Sites, the Dearborn Logos, and the Dearborn Licensed Content.

         9. Confidentiality.
            ----------------

         a. NONDISCLOSURE. Each party acknowledges that by reason of its relationship to the other party under this Agreement it will have access to certain information and materials concerning the other party's business, plans, customers, technology and products that are confidential and of substantial value to such party (referred to in this Section 9 as "Confidential Information"), which value would be impaired if such Confidential Information were disclosed to third parties. The terms of this Agreem4t shall be deemed to be the Confidential Information of iSucceed. Each party agrees to maintain all Confidential Information received from the other, both orally and in writing, in confidence and agrees not to disclose or otherwise make available such Confidential Information to any third party without the prior written consent of the disclosing party. Each party further agrees to use the Confidential Information only for the purpose of performing this Agreement. No Confidential Information shall be deemed confidential unless so marked if given in writing or, if given orally, identified as confidential orally prior to disclosure and confirmed in writing within thirty (30) days.

         b. EXCLUSIONS. The parties' obligations under Section 9(a) above shall not apply to Confidential Information which: (i) is or becomes a matter of public knowledge through no fault of or action by the receiving party; (ii) was rightfully in the receiving party's possession prior to disclosure by the disclosing party; (iii) subsequent to disclosure, is rightfully obtained by the receiving party from a third party who is lawfully in possession of such Confidential Information without restriction; (iv) is independently developed by the receiving party without resort to the disclosing party's Confidential Information; or (v) is required by law or judicial order, provided that prior written notice of such required disclosure is furnished to the disclosing party as soon as practicable in order to afford the disclosing party an opportunity to seek a protective order and that if such order cannot be obtained disclosure may be made without 1iability. Whenever requested by a disclosing party, a receiving party shall immediately return to the disclosing party all manifestations of the Confidential Information or, at the disclosing party's option, shall destroy all such Confidential Information as the disclosing party may designate.

         10. No Other Permitted Uses.
             ------------------------

                  iSucceed shall have no right to reproduce or distribute the Courses.

         11. License of Dearborn Trademarks.
             -------------------------------

                  Dearborn hereby grants to iSucceed a license to use and make copies of Dearborn's logo and trademarks ("Marks") for marketing purposes in connection with this Agreement on the iSucceed Site as well as in printed materials. ISucceed shall obtain the prior written approval from Dearborn prior to any use of the Marks, which approval shall not be unreasonably withheld, delayed or conditioned.

         12. Customer and Technical Support.
             -------------------------------

                  Dearborn shall be responsible at its own expense to provide all customer and technical support relating to the Courses.

         13. Intellectual Property Rights.
             -----------------------------

                  Dearborn's intellectual property rights to the Courses and the Dearborn Site will remain the sole property of Dearborn, and iSucceed shall have no right, title or interest therein.

         14. Relationship of the Parties.
             ----------------------------

                  The parties shall be independent contractors hereunder and neither party shall have the power or authority to bind the other party with respect to any third party. Except as specifically provided herein, each party shall bear its own costs and expenses.

         15. Termination.
             ------------

                  This Agreement shall automatically terminate if any of the terms of this Agreement are violated and is not cured as described below. If either party defaults in the performance of this Agreement or is in breach of a material provision hereof, the other party, at its option, may terminate this agreement by giving written notice to the breaching party describing the nature of such breach and, to the extent such breach is curable, giving such breaching party thirty (30) business days from the sending of such notice to cure such breach. If at the end of such thirty (30) day period the breach has not been cured, this Agreement shall automatically terminate.

         16. Communications.
             ---------------

                  All notices, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (a) on the date of service if served personally on the party hereto to whom notice is to be given; (b) on the date of transmission if sent by facsimile transmission to the telecopy number given below, and telephonic confirmation of transmission is obtained promptly after completion of transmission; (c) on the day after delivery to Federal Express or similar overnight carrier or the Express Mail Service maintained by the United States Postal Service; or (d) on the fifth day after mailing, if mailed to the party to whom such notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

         If to Dearborn:

                  Dearborn Financial Publishing, Inc.
                  155 North Wacker Drive, 9th floor
                  Chicago, IL 60606
                  Attention:  President
                  Telecopy:  (312) 836-1021

         With a copy to:

                  Kaplan Educational Centers, Inc.
                  888 Seventh Avenue, 23d floor
                  New York, NY 10106
                  Attention:  General Counsel
                  Telecopy:  (212) 492-5860

         If to iSucceed:

                  iSucceed.com, Inc.
                  10455 Sorrento Valley Road, Suite 204
                  San Diego, CA 92121
                  Attention:  William A. Shue
                  Telecopy:  (858) 643-1732

         With a copy to:

                  Oppenheimer Wolff & Donnelly LLP
                  500 Newport Center Drive, Suite 700
                  Newport Beach, CA 92660
                  Attention:  Daniel K. Donahue, Esq.
                  Telecopy:  (949) 823-6040


         Any party hereto may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

         17. Section Headings.
             -----------------

                  The headings of the Sections of this Agreement are inserted for convenient reference only and are not intended to be part of or affect the meaning or interpretation of this Agreement.

         18. Applicable Law and Forum.
             -------------------------

                  This Agreement shall be governed by the laws of the State of Illinois without regard to conflicts of laws. The parties hereto hereby agree on behalf of themselves and any person claiming by or through them that the sole jurisdiction and venue for any litigation arising from or relating to Agreement shall be in an appropriate federal or state court located in Chicago, Illinois.

         19. Entire Agreement.
             -----------------

                  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supercedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

         20. Severability.
             -------------

                  If any provisions of this Agreement shall be declared null, void, or unenforceable in whole or in part by any court, arbitrator, or governmental agency, said provision shall survive to the extent that it is not so declared and all the other provisions of this Agreement shall remain in full force and effect unless, in each case, such declaration shall serve to deprive any of the parties hereto of the fundamental benefits of this Agreement.

         21. Amendments.
             -----------

                  No amendment or modifications to this Agreement shall be valid or enforceable unless in writing executed by the authorized representatives of the parties hereto.

         22. Waiver.
             -------

                  No term or provision hereof shall be deemed waived and no breach hereof shall be deemed consented to, unless such waiver or consent, as the case may be, is express and in writing signed by the party claimed to have waived or consented. No such waiver shall constitute a waiver of any other term or provision hereof, and no such consent shall constitute a consent to any other breach hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized representatives as of the date and year first written above.



                                 DEARBORN FINANCIAL PUBLISHING, INC.



                                 By: /s/  Carol L. Lutz
                                     -------------------------------------------
                                     Vice President



                                 ISUCCEED.COM, INC.


                                 By: /s/ Rick Kuntz
                                     -------------------------------------------
                                     Its: President
                                     -------------------------------------------

                                    EXHIBIT A



      DATE                        COURSE                      CE CREDIT HOURS
--------------------------------------------------------------------------------
  JANUARY, 2000
--------------------------------------------------------------------------------
    Georgia                    *National CE                      6 each
--------------------------------------------------------------------------------
    New York                    National CE                     4-4.5 each
--------------------------------------------------------------------------------
    Oregon                      National CE                      7.5 each
--------------------------------------------------------------------------------
    Washington                  National CE                      7.5 each
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FEBRUARY, 2000
--------------------------------------------------------------------------------
                               *Risk Management
--------------------------------------------------------------------------------
                              **RE Finance
--------------------------------------------------------------------------------
    Illinois                    National CE
--------------------------------------------------------------------------------
    Montana                     National CE
--------------------------------------------------------------------------------
    North Dakota                National CE
--------------------------------------------------------------------------------
    West Virginia               National CE                      7 each
--------------------------------------------------------------------------------
    Wyoming                     National CE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  MARCH, 2000
--------------------------------------------------------------------------------
                               *Fair Housing
--------------------------------------------------------------------------------
    California                  CA-specific 45 hour              45
--------------------------------------------------------------------------------
    Colorado                    National CE
--------------------------------------------------------------------------------
    Florida                     FL-specific 14-hour              14
--------------------------------------------------------------------------------
    Kentucky                    National CE
--------------------------------------------------------------------------------
    New Mexico                  National CE
--------------------------------------------------------------------------------
    Oklahoma                    National CE
--------------------------------------------------------------------------------
    South Dakota                National CE
--------------------------------------------------------------------------------
    Tennessee                   National CE
--------------------------------------------------------------------------------
    Virginia                    National CE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  APRIL, 2000
--------------------------------------------------------------------------------
                              **Combo CE: Red Flags/Environmental
--------------------------------------------------------------------------------
                              **Combo CE: Commercial/Property Management
--------------------------------------------------------------------------------
                              **Buyer Representation
--------------------------------------------------------------------------------
    Alaska                      National CE
--------------------------------------------------------------------------------
    Maine                       National CE
--------------------------------------------------------------------------------
    Nebraska                    National CE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  MAY, 2000
--------------------------------------------------------------------------------
                              **Combo CE: Fair Housing/Diversity
--------------------------------------------------------------------------------
                              **Combo CE: Taxes/Finance
--------------------------------------------------------------------------------
                              **Ethics
--------------------------------------------------------------------------------
    Alabama                     National CE
--------------------------------------------------------------------------------
    Idaho                       National CE
--------------------------------------------------------------------------------
    Iowa                        National CE
--------------------------------------------------------------------------------
    Hawaii                      National CE
--------------------------------------------------------------------------------
    Kansas                      National CE
--------------------------------------------------------------------------------
    Louisiana                   National CE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  JUNE, 2000
--------------------------------------------------------------------------------
                              **Negotiation
--------------------------------------------------------------------------------
    Nevada                      National CE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  JULY, 2000
--------------------------------------------------------------------------------
    Missouri                    National CE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  AUGUST, 2000
--------------------------------------------------------------------------------
    Texas                       Texas MCE 15 Hr. (tentative)
--------------------------------------------------------------------------------

                                    EXHIBIT B

                         SPECIFICATIONS OF BRANDED SITE

1. ACCESS TO THE BRANDED SITE. Access to the Branded site shall be from the iSucceed site and shall require use of the appropriate PIN number assigned by Dearborn to iSucceed. It is anticipated that Dearborn will assign to iSucceed a separate PIN number for each state or jurisdiction in which the Courses qualify for CE credit, and use of such Pin number will allow access only to the Courses for such state or other jurisdiction. Only persons using such PIN number will have access to the Branded site. It is anticipated that iSucceed will configure the iSucceed Site so any user properly accessing the iSucceed Site will be able to access the Branded Site knowing the Pin number or URL. iSucceed is responsible, at its own expense, for any programming and related costs to permit such access from the iSucceed Site.

2. HOME PAGE. Any persons accessing the Branded Site will first see the Branded Sites home page (the "Home Page"). The Home Page will conform to Attachment B-I hereto, with the iSucceed Logo and text provided by iSucceed in the locations marked on Attachment B-i

3. OTHER PAGES. The parties shall mutually agree on which other pages on the Branded Site will display the iSucceed Logo. Examples of other pages and the placement of the iSucceed Logo are attached hereto as Attachment B-2.

4. MODIFICATIONS AND UPDATES. Dearborn may modify the Branded Site's, Home Page and other pages during the term of this Agreement as it determines is desireable for the efficient maintenance and use of the Branded Site.

5. DEARBORN LOGOS AND OTHER LOGOS. Dearborn may include its "REcampus" logo and other affailiate logos on the Home Page and other pages in the manner shown on Attachments B-1 and B-2. Dearborn will not place other logos or advertisements on the Branded Site.